UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 31, 2007

WINDSTREAM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32422	20-0792300
(Commission File Number)	(IRS Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas 72212

(Address of Principal Executive Offices, Including Zip Code)

(501) 748-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2007, Windstream Corporation (the “Company”) completed its acquisition of CT Communications, Inc. (“CTCI”). In connection with this transaction, the Company, CTCI and certain of its subsidiaries were required to enter into supplemental indentures (each, a “Supplemental Indenture”) to the following Company indentures:

•	Indenture dated as of February 14, 2005 with The Bank of New York, as trustee, which relates to the issuance by certain of Windstream’s subsidiaries of 7.75% Senior Notes due 2015 (the “7.75% Notes”);

•

Indenture dated as of July 17, 2006 and as supplemented by that certain Supplemental Indenture dated as of July 17, 2006 with U.S. Bank National Association (as successor to SunTrust Bank), as trustee, which relates to the issuance by Windstream of its 8.125% Senior Notes due 2013 (the “8.125% Notes”) and 8.625% Senior Notes due 2016 (the “8.625% Notes”); and

•

Indenture dated as of February 27, 2007 with U.S. Bank National Association, as trustee, which relates to the issuance by Windstream of its 7% Senior Notes due 2019 (the “7% Notes” and together with the 7.75% Notes, 8.125% Notes and the 8.625% Notes, the “Notes”).

By execution of each Supplemental Indenture, CTCI and the subsidiaries of CTCI named therein agreed to guarantee the issuers’ obligations under the Notes and the respective indentures governing the Notes.

The forgoing description of the terms of the Supplemental Indentures is a summary only and does not purport to be complete, and is qualified in its entirety by reference to each Supplemental Indenture, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
4.1	Second Supplemental Indenture dated August 31, 2007 to the Indenture dated as of February 14, 2005 among Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp., as Issuers, certain subsidiaries of Windstream ,as guarantors, and The Bank of New York, as trustee.

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4.2	Second Supplemental Indenture dated August 31, 2007 to the Indenture dated as of July 17, 2006, and as supplemented by that certain Supplemental Indenture dated as of July 17, 2006, between the Company, certain of its subsidiaries named therein, as guarantors, and U.S. Bank National Association (as successor to SunTrust Bank), as trustee.

4.3	First Supplemental Indenture dated August 31, 2007 to the Indenture dated as of February 27, 2007 between the Company, certain of its subsidiaries named therein, as guarantors, and U.S. Bank National Association, as trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM CORPORATION

By:	/s/ John P. Fletcher
Name:	John P. Fletcher
Title:	Executive Vice President & General Counsel

Dated: August 31, 2007

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